SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 August 14, 1997


                                   SOLUTIA INC.
                (Exact name of registrant as specified in charter)



                                    Delaware
                           (State or other jurisdiction
                                of incorporation)


                 001-13255                             43-1781797
          (Commission File No.)                       (IRS employer
                                                   identification no.)

         10300 Olive Boulevard, St. Louis, Missouri    63166-6760
         (Address of principal executive offices)      (Zip Code)



                Registrant's telephone number, including area code
                                  (314) 674-1000







         ITEM 5.   OTHER EVENTS

                   On August 14, Queeny Chemical Company, a Delaware corporation (the "Company"), filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company's Certificate of Incorporation changing the Company's name from "Queeny Chemical Company" to "Solutia Inc.".

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                   (c)  Exhibits.

                        99.1      Certificate of Amendment to the
                                  Company's Certificate of Incorporation
                                  filed with the State of Delaware on
                                  August 14, 1997



































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                                    SIGNATURES


                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SOLUTIA INC.
                                       _____________________________
                                       (Registrant)

                                       By: /s/Karl R. Barnickol
                                           Karl R. Barnickol
                                           Secretary


         Date:  August 18, 1997




































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                                  EXHIBIT INDEX



         Exhibit
           No.              Description


         99.1 Certificate of Amendment to the Company's Certificate of Incorporation filed with the State of Delaware on August 14, 1997









































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